Supplement, dated May 16, 2006, to the
                      Prospectuses, dated February 1, 2006,
                                       of
                Seligman Investment Grade Fixed Income Fund, Inc.
                                  (the "Fund")

This Supplement supersedes and replaces the Supplement, dated April 7, 2006, to the Fund's Prospectuses. Capitalized terms used but not defined in this
Supplement   shall  have  the  meanings  given  to  such  terms  in  the  Fund's
Prospectuses.

The following information supersedes and replaces the information contained under the caption "Portfolio Management" on page 7 of the Fund's Prospectuses:

The Fund is managed by Seligman's  Investment Grade Team,  headed by Mr. Francis
L. Mustaro.

Mr. Mustaro, a Senior Vice President, Investment Officer of Seligman, is Portfolio Manager of the Fund. In addition to his responsibilities in respect of the Fund, Mr. Mustaro is Portfolio Manager of Seligman Cash Management Fund, Inc., Seligman U.S. Government Securities Fund (a series of Seligman High Income Fund Series) and Seligman Investment Grade Fixed Income Portfolio and Seligman Cash Management Portfolio (each a portfolio of Seligman Portfolios, Inc.). He is also Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Mr. Mustaro joined Seligman in April 2006. Prior to joining Seligman, Mr. Mustaro was a Senior Portfolio Manager, Core Fixed Income Group of Citigroup Asset Management ("CAM") since 1995, a Managing Director of CAM since 2004 and, prior thereto, a Director of CAM since 2000.

Paul J. Pertusi, a Vice President of Seligman, is a member of Seligman's Investment Grade Team. Mr. Pertusi was employed as an investment professional with Seligman from April 2002 through January 2005, and then was employed as an investment professional with Schroders Investment Management until he returned to Seligman in July 2005. Previously, he was Portfolio Manager for the Fixed Income Management Group at the Bank of New York since 1997. Mr. Pertusi provides assistance to Mr. Mustaro in managing the Fund through his research and contributions to the investment decisions with respect to the corporate bonds portion of the Fund's portfolio.

The Fund's Statement of Additional Information provides additional information about the compensation of the individuals named above (the "Portfolio Team"), other accounts managed by each member of the Portfolio Team and each member of the Portfolio Team's ownership of securities of the Fund.

                     Supplement, dated May 16, 2006, to the
          Statement of Additional Information, dated February 1, 2006, of
                Seligman Investment Grade Fixed Income Fund, Inc.
                                  (the "Fund")

This Supplement supersedes and replaces the Supplement, dated April 7, 2006, to the Fund's Statement of Additional Information, dated February 1, 2006 (the "SAI"). Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's SAI.

The second biography under the caption "Management of the Fund - INTERESTED DIRECTORS AND PRINCIPAL OFFICERS" on page 9 of the SAI relating to Mr. Mahony is hereby deleted in its entirety.

The following information supersedes and replaces the information contained under the caption "Portfolio Manager - Other Accounts Managed By Portfolio Manager" (including the introductory paragraph and the heading "Portfolio Manager") on page 21 of the SAI:

                               Portfolio Managers

For purposes of this discussion, each member of the portfolio team is referred to as a "portfolio manager." The following table sets forth certain additional information with respect to the portfolio managers of the Fund. Unless noted otherwise, all information is provided as of March 31, 2006.

Other Accounts Managed by Portfolio Managers. The table below identifies, for the portfolio managers, the number of accounts managed (other than the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account. For purposes of the table below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

-------------------------------------------------------------------------------------------------------------
     Portfolio Manager         Registered Investment     Other Pooled Investment        Other Accounts
                                     Companies                  Vehicles
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Francis L. Mustaro           5 Registered Investment    1 Pooled Investment        35 Other Accounts with
                             Companies with             Vehicle with               approximately $435.3
                             approximately $343.5       approximately $3.9         million
                             million in total assets    million in total assets    in total assets under
                             under management.          under management.          management.

-------------------------------------------------------------------------------------------------------------
Paul J. Pertusi              2 Registered Investment    1 Pooled Investment        29 Other Accounts with
                             Companies with             Vehicle with               approximately $346.6
                             approximately $89.8        approximately $3.5         million in total assets
                             million in total assets    million in total assets    under management.**
                             under management.*         under management.*
-------------------------------------------------------------------------------------------------------------

*     As of April 30, 2006.

** Includes 17 accounts the value of which is provided as of March 31, 2006. The value of the balance of the "Other Accounts" is as of April 30, 2006.

The following information supersedes and replaces the information contained under the caption entitled "Portfolio Manager - Compensation/Material Conflicts of Interest - Compensation" which begins on page 21 of the SAI.

For 2006, as compensation for his responsibilities, Mr. Mustaro is entitled to receive a base salary and fixed bonus and may also be entitled to receive a discretionary bonus.

As compensation for his responsibilities, Mr. Pertusi received a base salary and discretionary bonus for the year-ended 2005.

Discretionary bonuses for portfolio managers are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person, may include, among other things, the portfolio manager's relative investment performance versus one or more competitive universes or benchmarks (as provided in the Fund's prospectuses) for periods noted above as well as other periods; and Seligman's overall profitability and profitability attributable to the assets under management for the portfolio manager's investment team.

The structure of a portfolio manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

The following information supersedes and replaces the information contained under the caption entitled "Portfolio Manager - Securities Ownership" on page 22 of the SAI:

Mr. Mustaro, who joined Seligman on April 7, 2006 as Portfolio Manager of the Fund, did not own shares of the Fund as of such date. As of April 30, 2006, Mr. Pertusi did not own any shares of the Fund.